UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2006

IMS HEALTH INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-14049	06-1506026
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1499 Post Road, Fairfield, Connecticut  06824
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (203) 319-4700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On July 1, 2006, the Registrant, together with two of its wholly-owned subsidiaries, Coordinated Management Systems, Inc. and IMS AG (collectively, the “Subsidiaries”), entered into an Amended and Restated Agreement of Limited Liability Company of IMS Health Licensing Associates, L.L.C. (the “Amended LLC Agreement”). The other parties to the Amended LLC Agreement were Utrecht-America Finance Co. and Edam, L.L.C. (collectively, the “Third Party Investors”), both of which are unrelated to the Registrant. The Amended LLC Agreement governs the relationship between the Registrant, the Subsidiaries and the Third Party Investors with respect to their interests in IMS Health Licensing Associates, L.L.C. (the “LLC”), a Delaware limited liability company. The Registrant is the sole managing member of the LLC. Since 1997, the Registrant and/or the Subsidiaries, or their predecessors, have contributed assets to, and have held a controlling (currently approximately 93%) interest in, the LLC, and the Third Party Investors have contributed $100,000,000 to, and have held a minority (currently approximately 7%) interest in, the LLC. The LLC is a separate and distinct legal entity that is in the business of licensing database assets and computer software.

The Amended LLC Agreement reflects substantially the same terms as the Agreement of Limited Liability Company of IMS Health Licensing Associates, L.L.C., dated as of March 17, 2005, which is filed as Exhibit 10.6 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2005 (the “10-K”). Under the terms of the Amended LLC Agreement, the Third Party Investors have the right to take steps that would result in the liquidation of their membership interest in the LLC on June 30, 2009. This right may be accelerated if certain events occur as set forth in the Amended LLC Agreement.

On July 1, 2006, the Registrant also entered into the Fourth Amended and Restated IMS Health Guaranty (the “Guaranty”), pursuant to which the Registrant guarantees in favor of the Third Party Investors the performance of the Subsidiaries under the Amended LLC Agreement. The Guaranty reflects substantially the same terms as the Third Amended and Restated IMS Health Guaranty made by the Registrant in favor of Utrecht-America Finance Co. and Edam, L.L.C., dated as of March 17, 2005, which is filed as Exhibit 10.8 to the 10-K.

A copy of the Amended LLC Agreement and a copy of the Guaranty are attached hereto as Exhibits 99.1 and 99.2 and are incorporated by reference into this Item 1.01.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

99.1

Amended and Restated Agreement of Limited Liability Company of IMS Health Licensing Associates, L.L.C. by and among IMS Health Incorporated, Coordinated Management Systems, Inc., IMS AG, Utrecht-America Finance Co. and Edam, L.L.C., dated as of July 1, 2006.

99.2	Fourth Amended and Restated IMS Health Guaranty made by IMS Health Incorporated in favor of Utrecht-America Finance Co. and Edam, L.L.C., dated as of July 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMS HEALTH INCORPORATED

Date: July 6, 2006	By:	/s/ Robert H. Steinfeld
Robert H. Steinfeld Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

99.1

Amended and Restated Agreement of Limited Liability Company of IMS Health Licensing Associates, L.L.C. by and among IMS Health Incorporated, Coordinated Management Systems, Inc., IMS AG, Utrecht-America Finance Co. and Edam, L.L.C., dated as of July 1, 2006.

99.2	Fourth Amended and Restated IMS Health Guaranty made by IMS Health Incorporated in favor of Utrecht-America Finance Co. and Edam, L.L.C., dated as of July 1, 2006.